UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 5, 2012

KAT RACING, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-144504	20-4057712
(State or Jurisdiction)	(Commission File Number)	(IRS Employer ID Number)

9500 W. Flamingo Rd. Suite 205, Las Vegas, NV 89147

(Address and telephone number of principal executive office)

Registrant’s telephone number, including area code:  (702) 525-2024

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 5, 2012, Kat Racing, Inc. and Prairie West Oil and Gas, Ltd. entered into a non-binding Letter of Intent for Kat Racing, Inc. to acquire Prairie West Oil and Gas, Ltd. for 50,000,000 shares of common stock of Kat Racing, Inc.

Exhibits

      No.

 Exhibits

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     None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAT RACING, INC.

/s/ Julie Bauman

Julie Bauman

Secretary and Director

November 26, 2012

EXHIBIT INDEX

No.

Exhibits

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None.